GENERAL	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Nature of Operations [Text Block]
NOTE 1:- GENERAL

a.	Business overview:

AudioCodes Ltd. ("the Company") and its subsidiaries (together the "Group") design, develop and market products and services for voice, data and video over IP networks to service providers and channels (such as distributors), OEMs, network equipment providers and systems integrators.

The Company operates through its wholly-owned subsidiaries in the United States, Europe, Asia, Latin America and Israel.

b.	Acquisition of Natural Speech Communication Ltd. ("NSC"):

In January 2010, the Company entered into an agreement to acquire all of the outstanding equity of NSC that it did not own as of December 31, 2009. The closing of this transaction occurred in May 2010.

The liability recorded was comprised of two components: (1) the contingent payments for which the Company recorded a contingent consideration liability of $  329 based on its estimated fair value as of the closing of the transaction (the "Contingent Payment"). This amount was estimated by utilizing an income approach, taking into account the potential cash payments based on the Company's expectation as to NSC's future revenues in each of the years ended December 31, 2010, 2011 and 2012, and was discounted to arrive at a present value amount. The discount rate was based on the market interest rate and NSC's estimated operational capitalization rate. The Contingent Payment liability was marked to market at fair value at each reporting date based on the Company's policy with subsequent changes in the value of the liability recorded in financial expenses in the statement of operations, while changes due to changes in estimates were recorded within operating income or expenses and (2) a liability with respect to the commitment for future payments was recorded at present value which amounted to $  967 (the "Committed Payment"). The Committed Payment liability is not re-measured at subsequent periods and would only be adjusted for changes in time value.

As of December 31, 2012, the Committed Payment liability estimated fair value amounted to $  391 and the Contingent Payment liability amounted to $  115. During 2013, $ 395 was paid with respect to the Committed Payment liability and $ 120 was paid in respect of the Contingent Payment liability, since certain aggregate revenue milestones were met for the years ended December 31, 2010, 2011 and 2012.

c.	Asset Purchase Agreement with Mailvision Ltd ("Mailvision"):

In April 2013, the Company entered into an asset purchase agreement with Mailvision, an Israeli company which develops, markets and licenses VoIP solutions for mobile, PC and tablet devices for telecom operators and service providers, in which the Company held 29.2% of the outstanding share capital. Pursuant to the agreement, in May 2013, the Company acquired certain assets and assumed certain liabilities of Mailvision, (see also Note 3).

d.
The Group is dependent upon sole source suppliers for certain key components used in its products, including certain digital signal processing chips. Although there are a limited number of manufacturers of these particular components, management believes that other suppliers could provide similar components at comparable terms. A change in suppliers, however, could cause a delay in manufacturing and a possible loss of sales, which could adversely affect the operating results of the Group and its financial position.

e.
The Group's major customer in the years ended December 31, 2011, 2012 and 2013, accounted for 14.4%, 13.7% and 17.8%, respectively, of the total revenues in those years. No other customer accounted for more than 10% of the Group's revenues in those periods.